SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                ----------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                September 28, 2006


                                  INSYNQ, INC.
             (Exact name of registrant as specified in its charter)


    NEVADA                      000-22814               22-3894506
(State or other                                       (IRS employer
jurisdiction of           (Commission file number)  identification no.)
 incorporation)


                 1127 BROADWAY PLAZA #202
                    TACOMA, WASHINGTON                       98402
         (Address of principal executive offices)         (Zip code)


                                 (253) 284-2000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

            |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

            |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

            |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

            |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c)





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      SECTION 4. - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

 ITEM 4.01
                 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On September 22, 2006, Weinberg & Company, P.A. (the "Former Accountant") resigned from its position as the principal independent accountants of Insynq, Inc. (the "Registrant").

     The reports of the Former Accountant on the financial statements as of and for the years ended May 31, 2005 and 2004 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles; however each year-end report contained a modification paragraph that expressed substantial doubt about the Company's ability to continue as a going concern. During the Registrant's 2005 and 2004 fiscal years and through September 28, 2006, there were no disagreements with the Former Accountant on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

     During February 2006, the Registrant filed, on Form 8-K, notice that the Registrant received a comment letter, dated January 31, 2006, from the Securities and Exchange Commission ("SEC") indicating that the accounting treatment of the convertible debentures in the Registrant's financial statements may have been incorrectly stated. None of the reportable events set forth in
Item 304(a)(1)(iv)(B) of Regulation S-B occurred within the Registrant's 2005 and 2004 fiscal years nor through September 28, 2006.

     The Registrant has provided the Former Accountant with a copy of this disclosure and has requested that the Former Accountant furnish it with a letter addressed to the U.S. Securities and Exchange Commission ("SEC") stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from the Former Accountant addressed to the SEC dated September 28, 2006 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

 ITEM 9.01
                 FINANCIAL STATEMENTS AND EXHIBITS.

    (a)
          Financial Information.
          Not applicable

    (b)
          Pro forma financial information

          Not applicable

    (c)
          Exhibits.

     The following exhibit is included with this report: Exhibit 16.1 Letter from Weinberg & Company, P.A. to the Securities and Exchange Commission, dated September 28, 2006.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 INSYNQ, INC. By:


                                 /s/ John P. Gorst
                                 _________________
                                John P. Gorst
                                Chief Executive Officer



Date: September 28, 2006



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                                                                   EXHIBIT 16.1

WEINBERG & COMPANY, P.A.

C E R T I F I E D   P U B L I C   A C C O U N T A N T S

September 28, 2006


Securities and Exchange Commission
Station Place
100 F St., NE
Washington, D.C. 20549

Re:  Insynq, Inc.
     Commission File No. 000-22814

Commissioners:

We have read the statements made by Insynq, Inc. (copy attached), which we understand will be filed with the Securities and Exchange Commission, pursuant to Item 4.01 of Form 8-K, as part of the Form 8-K of Insynq, Inc. dated September 28, 2006. We agree with the statements concerning our Firm in such Form 8-K.




Very truly yours,

Weinberg & Company, P.A.
Certified Public Accountants









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